EXHIBIT 99.7
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1




GOLDMAN SACHS                           GSAA-05 MTR1




-------------------------------------           ------------------------------
Stats                                           Age                    Percent
-------------------------------------           ------------------------------
Count: 42                                       0                        19.32
Schedule Balance:  $58,079,736.97               1                        35.20
AverageSched Bal:   $1,382,850.88               2                        24.80
GrossWAC:  6.177                                3                         9.54
NetWAC:  5.890                                  4                         8.00
OTERM:  360                                     6                         3.13
RTERM:  358                                     ------------------------------
ATERM:  357                                     Total:                  100.00
AGE: 2                                          ------------------------------
First CAP: 4.55
Periodic CAP: 1.75
MAXRATE: 12.13                                  ------------------------------
MINRATE: 2.98                                   States                 Percent
MTR: 46.25                                      ------------------------------
MARGIN: 2.98                                    CA                       80.69
OLTV: 67.13                                     FL                        5.25
COLTV: 71.96                                    NC                        2.58
FICO: 724.967                                   NV                        1.90
---------------------------------------         NY                        2.32
                                                SC                        2.58
                                                TX                        2.45
---------------------------------------         VA                        2.22
Current Rate                    Percent         ------------------------------
---------------------------------------         Total:                  100.00
4.501 - 5.000                      7.23         ------------------------------
5.001 - 5.500                      5.87
5.501 - 6.000                     24.93
6.001 - 6.500                     47.90         ------------------------------
6.501 - 7.000                      8.49         Original LTV           Percent
7.001 - 7.500                      2.45         ------------------------------
8.001 - 8.500                      3.13         50.001 - 60.000          16.02
---------------------------------------         60.001 - 70.000          47.17
Total:                           100.00         70.001 - 75.000          34.95
---------------------------------------         75.001 - 80.000           1.86
                                                ------------------------------
                                                Total:                  100.00
---------------------------------------         ------------------------------
Scheduled Balance               Percent
---------------------------------------
1,000,000.01 - 1,250,000.00       31.92         ------------------------------
1,250,000.01 - 1,500,000.00       48.47         Combined LTV           Percent
1,500,000.01 >=                   19.61         ------------------------------
---------------------------------------         50.001 - 60.000           7.32
Total:                           100.00         60.001 - 70.000          33.47
---------------------------------------         70.001 - 75.000          35.14
                                                75.001 - 80.000          17.88
                                                80.001 - 85.000           2.15
---------------------------------------         85.001 - 90.000           4.04
Original Term                   Percent         ------------------------------
---------------------------------------         Total:                  100.00
360                              100.00         ------------------------------
---------------------------------------
Total:                           100.00
---------------------------------------         ------------------------------
                                                FICO                   Percent
                                                ------------------------------
---------------------------------------         620.000 - 639.999         2.32
RemTerm                         Percent         660.000 - 679.999         5.51
---------------------------------------         680.000 - 699.999        27.02
354.000                            3.13         700.000 - 719.999        20.71
356.000                            8.00         720.000 - 739.999         8.08
357.000                            9.54         740.000 - 759.999        14.40
358.000                           24.80         760.000 - 779.999        13.13
359.000                           35.20         780.000 - 799.999         6.24
360.000                           19.32         800.000 - 819.999         2.58
---------------------------------------         ------------------------------
Total:                           100.00         Total:                  100.00
---------------------------------------         ------------------------------


---------------------------------------         ------------------------------
Am WAM                          Percent         PMI                    Percent
---------------------------------------         ------------------------------
0.000 - 59.999                    98.03         OLTV <= 80 - NO MI      100.00
300.000 - 359.999                  1.97         ------------------------------
---------------------------------------         Total:                  100.00
Total:                           100.00         ------------------------------
---------------------------------------







-----------------------------------             ------------------------------
Property Type              Percent              DTI                    Percent
-----------------------------------             ------------------------------
CONDO                         1.95              <= 0.000                 25.80
PUD                          22.69              10.001 - 20.000           2.69
SINGLE FAMILY                75.36              20.001 - 30.000          16.22
-----------------------------------             30.001 - 40.000          48.98
Total:                      100.00              40.001 - 50.000           6.32
-----------------------------------             ------------------------------
                                                Total:                  100.00
                                                ------------------------------
-----------------------------------
Occupancy Code             Percent
-----------------------------------             ------------------------------
NON OWNER                    13.74              Conforming             Percent
OWNER OCCUPIED               86.26              ------------------------------
-----------------------------------             NON CONFORMING          100.00
Total:                      100.00              ------------------------------
-----------------------------------             Total:                  100.00
                                                ------------------------------

-----------------------------------
Purpose                    Percent              ------------------------------
-----------------------------------             Arm Index              Percent
CASHOUT REFI                 47.66              ------------------------------
PURCHASE                     43.63              1 MONTH LIBOR             5.17
RATE/TERM REFI                8.70              1 YEAR LIBOR              7.17
-----------------------------------             6 MONTH LIBOR            87.67
Total:                      100.00              ------------------------------
-----------------------------------             Total:                  100.00
                                                ------------------------------

-----------------------------------
Documentation Type         Percent              ------------------------------
-----------------------------------             Margins                Percent
FULL/ALT                      7.61              ------------------------------
NO DOC/NINA/NO RATIO         23.86              2.001 - 2.500            23.01
STATED INCOME/VERIFIED                          2.501 - 3.000            19.85
  ASSET                      68.53              3.001 - 3.500            54.01
-----------------------------------             4.501 - 5.000             3.13
Total:                      100.00              ------------------------------
-----------------------------------             Total:                  100.00
                                                ------------------------------

-----------------------------------
Interest Only              Percent              ------------------------------
-----------------------------------             First Adjustment Cap   Percent
N                             1.97              ------------------------------
Y                            98.03              1.000                    25.01
-----------------------------------             2.000                     3.13
Total:                      100.00              5.000                     7.17
-----------------------------------             6.000                    64.69
                                                ------------------------------
                                                Total:                  100.00
-----------------------------------             ------------------------------
Interest Only Term         Percent
-----------------------------------
0.000                         1.97              ------------------------------
60.000                       10.30              Periodic Cap           Percent
120.000                      87.73              ------------------------------
-----------------------------------             1.000                    25.01
Total:                      100.00              2.000                    74.99
-----------------------------------             ------------------------------
                                                Total:                  100.00
                                                ------------------------------
-----------------------------------
Silent                     Percent
-----------------------------------             ------------------------------
N                            62.57              Max Rate               Percent
Y                            37.43              ------------------------------
-----------------------------------             10.001 - 10.500           1.86
Total:                      100.00              10.501 - 11.000          12.53
-----------------------------------             11.001 - 11.500           4.01
                                                11.501 - 12.000          17.04
                                                12.001 - 12.500          47.90
-----------------------------------             12.501 - 13.000          11.07
Prepay Flag                Percent              13.001 - 13.500           2.45
-----------------------------------             14.001 - 14.500           3.13
N                            16.88              ------------------------------
Y                            83.12              Total:                  100.00
-----------------------------------             ------------------------------
Total:                      100.00
-----------------------------------


-----------------------------------
Prepay Term                Percent
-----------------------------------
0.000                        16.88
6.000                        51.21
36.000                       23.16
60.000                        8.75
-----------------------------------
Total:                      100.00
-----------------------------------





----------------------------------
Floor Rate             Percent
----------------------------------
2.001 - 2.500          23.01
2.501 - 3.000          19.85
3.001 - 3.500          54.01
4.501 - 5.000           3.13
----------------------------------
Total:                100.00
----------------------------------


----------------------------------
Months To Roll         Percent
----------------------------------
1.                      5.17
3.                      2.06
4.                      2.46
5.                      9.29
6.                      6.04
30.                     3.13
32.                     3.13
34.                     2.30
36.                     2.04
56.                     4.86
57.                     7.48
58.                    20.04
59.                    15.84
60.                     9.23
119.                    4.91
120.                    2.01
---------------------------------
Total:                100.00
---------------------------------


---------------------------------
Number of Units        Percent
---------------------------------
1                     100.00
---------------------------------
Total:                100.00
---------------------------------


---------------------------------
Product Type           Percent
---------------------------------
1 MONTH ARM             5.17
10 YEAR ARM             6.92
3 YEAR ARM             10.60
5 YEAR ARM             57.46
6 MONTH ARM            19.85
---------------------------------
Total:                100.00
---------------------------------


---------------------------------
Self Employment Flag   Percent
---------------------------------
N                      49.66
Y                      50.34
---------------------------------
Total:                100.00
---------------------------------


---------------------------------
Originator             Percent
---------------------------------
METROCITIES           100.00
---------------------------------
Total:                100.00
---------------------------------






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                           Oct 17, 2005 12:00                     Page 1  of  1